UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2006

Sharper Image Corporation

(Exact Name of Registrant

as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-15827	94-2493558
(Commission File Number)	(IRS Employer Identification No.)

350 The Embarcadero, 6th Floor San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 445-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On September 18, 2006, Sharper Image Corporation (the “Company”) issued a press release (the “Press Release”) reporting that it will be unable to file its Quarterly Report on Form 10-Q for the period ended July 31, 2006 with the Securities and Exchange Commission pending completion of its previously announced special committee review of stock option practices. The Company also reported that, based on the results of the special committee’s review to date, the special committee has concluded that the Company will restate its previously reported financial statements for its three fiscal years ended January 31, 2006, and for the three month periods ended April 30, 2005 and 2006, to reflect a pre-tax non-cash compensation charge associated with the issuance of options, principally in connection with those issued in fiscal 1998 and 1999. In addition, the Company reported preliminary results for the second fiscal quarter and six months ended July 31, 2006. A full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The Press Release discloses that, because the Company will not file its quarterly report for the quarter ended July 31, 2006 on a timely basis, it today notified Nasdaq that it is not in compliance with Nasdaq’s Marketplace Rule 4310(c)(14) for continued listing on the Nasdaq Global Market. The Company and its special committee are working diligently to complete the review so that the Company can file the required quarterly report and restated prior year financials as expeditiously as possible.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The Press Release discloses that based on the special committee’s review to date, on September 17, 2006, the audit committee reached a determination to restate the Company’s financial statements for the three fiscal years ended January 31, 2006 and for the fiscal quarters ended April 30, 2005 and 2006. The Company intends to file amended reports for such periods with the SEC as soon as practicable. Until these restated financial statements are filed with the SEC, neither the Company’s financial statements for the three fiscal years ended January 31, 2006, and the related reports of Deloitte & Touche LLP, the Company’s independent registered public accounting firm, nor the Company’s financial statements for the fiscal quarters ended April 30, 2005 and 2006, should be relied upon. The Company has discussed these matters with Deloitte & Touche LLP.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPER IMAGE CORPORATION

Date: September 18, 2006	By:	/s/ Jeffrey P. Forgan
		Name:	Jeffrey P. Forgan
		Title:	Executive Vice President, Chief Financial Officer